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                                                                    EXHIBIT 10.8

                     [FORM OF COPYRIGHT SECURITY AGREEMENT]

            Copyright Security Agreement, dated as of [_______] (as amended, restated or otherwise modified from time to time, the "Copyright Security Agreement"), between [Grantors] (collectively, "Grantors") and U.S. Bank National Association, in its capacity as collateral agent for the Initial Purchasers and all other Holders of the Securities (together with its successors and assigns in such capacity, the "Collateral Agent").

                              PRELIMINARY STATEMENT

            WHEREAS, Grantors are party to a Security Agreement dated as of even date herewith (as amended, restated or otherwise modified from time to time, the "Security Agreement") between each of the Grantors and the other grantors party thereto and the Collateral Agent, as well as certain other Transaction Documents as described in that certain Note and Warrant Purchase Agreement dated as of even date herewith (as amended, restated or otherwise modified from time to time, the "Note and Warrant Purchase Agreement") by and among Company, the investors listed on the signature pages thereto and the Collateral Agent pursuant to which the Grantors are required to execute and deliver the Security Agreement and this Copyright Security Agreement.

            NOW, THEREFORE, in consideration of the promises contained therein and to induce the Initial Purchasers to enter into the Transaction Documents, the Grantors hereby agree with the Collateral Agent, as follows:

            Section 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

            Section 2. Grant of Security Interest in Copyright Collateral. Each Grantor hereby pledges and grants to Collateral Agent, for the benefit of the Initial Purchasers and Holders of the Securities, a security interest in all of such Grantor's right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the "Copyright Collateral"):

            (a) all United States, and foreign copyrights, including but not limited to copyrights in software and databases, and all Mask Works (as defined under 17 U.S.C. Section 901), whether registered or unregistered, to which it is a party including all registrations and applications referred to on Schedule I hereto (collectively, "Copyrights"), and, with respect to any and all of the foregoing;

            (b) all registrations and applications therefor including, without limitation, the registrations and applications referred to in Schedule I (as such schedule may be amended or supplemented from time to time);

            (c) all extensions and renewals thereof;

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            (d) all rights corresponding thereto throughout the world;

            (e) all rights to sue for past, present and future infringements thereof;

            (f) all goodwill of any kind relating to any or all of the foregoing; and

            (g) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit.

            Section 3. Security Agreement. The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent for the Initial Purchasers and Holders of the Securities pursuant to the Security Agreement and Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyrights made and granted hereby are more fully set forth in the Security Agreement and the other Transaction Documents, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

            Section 4. Applicable Law. This Copyright Security Agreement and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York, without regard to its conflicts of law provisions (other than Section 5-1401 and Section 5-1402 of the New York General Obligation Laws).

            Section 5. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                  [Remainder of page intentionally left blank]

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            IN WITNESS WHEREOF, each Grantor has caused this Copyright Security
Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                      [GRANTOR]

                                      By: _____________________________________
                                          Name:  ______________________________
                                          Title: ______________________________

                         [Copyright Security Agreement]

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Accepted and Agreed:

U.S. BANK NATIONAL ASSOCIATION
as Collateral Agent

By: _____________________________________
    Name:  Bradley Scarbrough
    Title: Vice President

                         [Copyright Security Agreement]

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                                   SCHEDULE I
                                       TO
                          COPYRIGHT SECURITY AGREEMENT

                    COPYRIGHT REGISTRATIONS AND APPLICATIONS